Stock Subscription Agreements	9 Months Ended
Sep. 30, 2012
Stock Subscription Agreements [Abstract]
Stock Subscription Agreements [Text Block]
11.	Stock Subscription Agreements

On July 23, 2012, the Company entered into a Subscription Agreement with Trinity Asset Management, (Proprietary) Limited (“Trinity”) in which Trinity agreed to purchase up to five million new common shares in a series of transactions. Under this agreement, Trinity purchased new common shares at a price of $1.00 per share and had agreed to pay the total subscription price of five million dollars on or before December 31, 2012. The Company received a total of $2,500,000 from Trinity pursuant to this agreement during the period July 23 through October 9, 2012. Thereafter, through October 31, 2012, Trinity failed to purchase shares in accordance to the terms of the Subscription Agreement. On November 22, 2012, the Company exercised its rights to terminate the Subscription Agreement.

As a part of the above Subscription Agreement, Trinity had also agreed to purchase up to one million common shares from the Company’s principal stockholder (“Investor Shares”). The termination of the Subscription Agreement also applied to the agreed-upon purchase of Investor Shares.

The Subscription Agreement had provided that shares were to be purchased according to a specified schedule of dates. However, Trinity failed to live up to that schedule.

The following presents the information regarding the actual purchases of shares up to the point at which the Subscription Agreement was terminated:

	Total
	Number	Total	Company	Company	Investor
Date	of Shares	Amount	Shares	Proceeds	Shares

July 30, 2012	500,000	$500,000	375,000	$375,000	125,000
August 17, 2012	500,000	500,000	375,000	375,000	125,000
September 28, 2012	1,767,737	1,767,737	1,517,737	1,517,737	250,000
Total through September 30, 2012	2,767,737	2,767,737	2,267,737	2,267,737	500,000
October 9, 2012	327,000	327,000	232,263	232,263	94,737

Total through October 9, 2012	3,094,737	$3,094,737	2,500,000	$2,500,000	594,737

On November 26, 2012, the Company entered into a Subscription Agreement with RD Active Capital Limited, a United Kingdom-based investment manager (“RD Active”), in which RD Active agreed to purchase up to 300,000 new common shares over the period ending January 31, 2013 and has the right to purchase up to 2,700,000 new common shares through March 31, 2013 as long as RD Active purchased the 300,000 new common shares. All common shares are to be purchased and sold at an issue price of $1.00 per share. RD Active will purchase the 300,000 new common shares on an installment basis with 100,000 shares to be purchased on or before November 28, 2012, December 21, 2012 and January 31, 2013. Under the terms of the Subscription Agreement, RD Active may exercise the additional purchase right on its own behalf and resell to other purchasers or may place the additional shares directly with other purchasers. At such time as RD Active and any other purchasers have completed and paid for 3,000,000 shares under the Subscription Agreement, RD Active and the other purchasers under the Subscription Agreement have the right to appoint an additional director to the board of directors of the Company.